September 1, 2021

BNY MELLON INVESTMENT FUNDS IV, INC.

- BNY Mellon Bond Market Index Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Nancy Rogers, CFA is the fund's primary portfolio manager, a position she has held since February 2010. Ms. Rogers is a managing director and Head of Fixed Income Index portfolio management at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. Ms. Rogers is also an employee of BNYM Investment Adviser.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Nancy Rogers, CFA is the fund's primary portfolio manager, a position she has held since February 2010. Ms. Rogers is an employee of BNYM Investment Adviser and Mellon Investments Corporation, an affiliate of BNYM Investment Adviser, and is primarily responsible for managing the fund's portfolio. Ms. Rogers is a managing director and Head of Fixed Income Index portfolio management at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 1987, and by BNYM Investment Adviser since October 2007. Ms. Rogers manages the fund in her capacity as an employee of BNYM Investment Adviser.

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